iShares®

iShares, Inc.

Supplement dated April 25, 2022 (the “Supplement”)

to the Prospectus and the Statement of Additional Information (the “SAI”), each dated December 30, 2021,

for the iShares MSCI Russia ETF (ERUS) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and the SAI for the Fund.

Effective April 21, 2022, the Fund is no longer a participating borrower under the syndicated line of credit for which the Bank of New York Mellon serves as administrative agent for itself and the other banks. In light of recent market conditions involving the Fund and the ongoing issues related to Russia’s invasion of Ukraine, under the terms of the syndicated line of credit, the Fund currently does not meet the requirements under the line of credit, and the banks have terminated their commitment to make loans to the Fund.

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

Change to the Fund’s “More Information About the Fund”

The seventh paragraph of the section entitled “More Information About the Fund” on page 2 of the Prospectus is deleted in its entirety.

Change to “A Further Discussion of Other Risks”

The section entitled “Borrowing Risk” on page 19 of the Prospectus is deleted in its entirety.

Change to “Investment Strategies and Risks”

The first two paragraphs of the section entitled “Borrowing” on page 3 of the SAI are deleted in their entirety, except for the first sentence of the first paragraph.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ERUS-SUPP-0422

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